Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
August, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  7.25%
      August, 1997  7.83%
      July, 1997  7.16%
      June, 1997  6.77%


Cash Yield                                              21.48%


Investor Charge Offs                                    5.45%


Base Rate                                               8.20%


Over 35 Day Delinquency                                 5.05%


Seller's Interest                                       17.77%


Total Payment Rate                                      10.45%


Total Principal Balance                                $6,060,189,069.48


Investor Participation Amount                          $249,999,999.98


Seller Participation Amount                            $1,076,855,736.20